UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     May 1, 2015

MAN FRM MANAGED FUTURES STRATEGIES LLC
(Exact name of registrant as specified in its charter)

Delaware	0-52505	30-0408280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o FRM Investment Management (USA) LLC
452 Fifth Avenue, 26th Floor
New York, New York 10018
(Address of principal executive offices)
(Zip Code)

212-649-6600
(Registrant’s telephone number, including area code)

Systematic Momentum FuturesAccess LLC
c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, New York 10080
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01                      Changes in Control of Registrant.

Effective as of May 1, 2015, FRM Investment Management (USA) LLC, a Delaware limited liability company (“FRM” or the “Manager”), became manager of Man FRM Managed Futures Strategies LLC (the “Fund”), replacing Merrill Lynch Alternative Investments LLC (“MLAI”) (the “Manager Replacement”).   (The Fund was formerly known as “Systematic Momentum FuturesAccess LLC.”)  FRM is an indirect, wholly-owned subsidiary of Man Group plc.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           As a limited liability company, the Fund has no officers or directors.  Upon consummation of the Manager Replacement and FRM becoming the manager of the Fund, MLAI no longer manages the Fund.

The following persons listed in the Fund’s Form 10-K filed with the Securities and Exchange Commission on March 20, 2015 as MLAI’s managers and executive officers ceased taking part in managing the Fund (through MLAI) as of May 1, 2015: Keith Glenfield (chief executive officer, president and manager); Barbra E. Kocsis (chief financial officer and vice president); Spencer Boggess (vice president and manager); James D. Bowden (vice president and manager); Dominick A. Carlino (vice president and manager); James L. Costabile (vice president and manager); Nancy Fahmy (vice president and manager); Ninon Marapachi (vice president and manager); Jeff McGoey (vice president and manager); Greg Parets (vice president and manager); and Steven L. Suss (vice president and manager).

(c)           Effective as of May 1, 2015, FRM manages the Fund.  Michelle McCloskey is the President of FRM, Linzie Steinbach is Principal Financial Officer of FRM with respect to the Fund.

Ms. McCloskey, age 53, President of the Manager, is Senior Managing Director of the Man FRM investment division of Man Group plc and is a member of Man Group’s Executive Committee.  Ms. McCloskey has overall oversight of the Manager Research team as well as the Managed Account Lifecycle team.  Prior to assuming her current role in February 2013, Ms. McCloskey was Head of the Commodities and New Alternatives teams, within Hedge Fund Research of Man’s Multi-Manager Business from June 2009 to July 2010 and Head of Hedge Fund Research from July 2010 to February 2013.  She graduated magna cum laude with a BS in chemical engineering from Texas Tech University in Lubbock, Texas.

Ms. Steinbach, age 35, serves as a Fund Controller at Man and has been appointed as the Principal Financial Officer of the Manager with respect to the Fund.  Prior to assuming her current role in April 2015, Ms. Steinbach was a Senior Vice President at Merrill Lynch serving as a hedge fund controller within the Alternative Investments Group.  Before joining Merrill Lynch in March 2007, Ms. Steinbach was a financial analyst at D.E. Shaw & Co.  She received a BBA in finance and accounting with high distinction recognition from Emory University Goizueta Business School.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           Effective May 1, 2015, the Certificate of Formation of the Fund has been amended with respect to the Fund changing its name from “Systematic Momentum FuturesAccess LLC” to “Man FRM Managed Futures Strategies LLC” and (ii) Intertrust Corporate Services Delaware Ltd. becoming the Fund’s registered agent in Delaware, in replacement of The Corporation Trust Company.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.01(i)	Amendment to Certificate of Formation of Systematic Momentum FuturesAccess LLC.

3.01(ii)	Amended and Restated Certificate of Formation of Systematic Momentum FuturesAccess LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAN FRM MANAGED FUTURES STRATEGIES LLC

By: Its:	FRM Investment Management (USA) LLC Manager

By:	/s/ Linzie Steinbach
Name:	Linzie Steinbach
Position:	Principal Financial Officer

Date:  May 7, 2015

 MAN FRM MANAGED FUTURES STRATEGIES LLC
FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

3.01(i)	Amendment to Certificate of Formation of Systematic Momentum FuturesAccess LLC.

3.01(ii)	Amended and Restated Certificate of Formation of Systematic Momentum FuturesAccess LLC.